Exhibit 99.1

STERLING MINING PROVIDES UPDATE

Coeur d’Alene, ID – January 23, 2009 – On December 17, 2008 Sterling Mining Company (OTCBB:SRLM / FSE:SMX) sold its Sterling de Mexico subsidiary and remaining concessions to Cedar Mountain Exploration for gross proceeds of US $240,000.00 and 3.8 million shares of Source Exploration Corp. (SOP.v). The Sterling de Mexico assets encompassed approximately 54,000 hectares, which included the Panfilo Natera, Jimenez de Teul, La Blanca, Ojocaliente, La Esperanza and the past producing Barones tailings project.

Other updates

On January 16, 2009, Moore & Associates, resigned as Sterling Mining’s independent accountant. Since learning of the resignation the Company has been contacting and interviewing potential successor accounting firms which will fulfill the role of outside auditor.

On January 21, 2009, Private Capital Group served the Company with a lawsuit for $1.5 million plus continued interest.

John Ryan, the Company CEO commented, “Obviously these are very difficult times as the Company is faced with numerous collection actions from creditor parties. We are answering these lawsuits and, in limited instances, considering counterclaims if appropriate. Concurrently, we remain focused on cost containment as we continue to seek investment partners to assist with the financial challenges facing us. However, given the very difficult economic climate in general, and the specific problems of the Company, there can be no assurance that we will have success at raising additional capital on any terms at this time.”

About Sterling Mining Company

Sterling Mining is a mineral resource development and exploration company. The Company has a long term lease on the Sunshine Mine in North Idaho’s Coeur d’Alene Mining District. The Sunshine Mine is comprised of 5,930 patented and unpatented acres, and historically produced over 360 million ounces of silver from 1884 until its closure in early 2001. Sterling Mining leased the Sunshine mine in June of 2003, along with a mill, extensive mining infrastructure and equipment, a large land package, and a database encompassing a long history of exploration, development and production. Shares of Sterling Mining Company trade on the OTCBB under the symbol “SLRM”, and also on the Frankfurt Stock Exchange under the trading symbol “SMX”.

FOR FURTHER INFORMATION, visit the Company’s website at www.SterlingMining.com or contact:

Sterling Mining Company

John Ryan, CEO

Tel: (404) 418-6203

Monique Hayes, Marketing/Communications

Tel: (208) 666-4070 xt. 301

To receive Sterling news via email, please email mhayes@sterlingmining.com and specify “SMQ news” in the subject line.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING INFORMATION” WITHIN THE MEANING OF THE UNITED STATES “PRIVATE SECURITIES LITIGATION REFORM ACT” OF 1995 AND APPLICABLE CANADIAN SECURITIES LEGISLATION. STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION EXPRESS, AS AT THE DATE OF THIS NEWS RELEASE, THE COMPANY’S PLANS, ESTIMATES, FORECASTS, PROJECTIONS, EXPECTATIONS, OR BELIEFS AS TO FUTURE EVENTS OR RESULTS AND THE COMPANY DOES NOT INTEND, AND DOES NOT ASSUME ANY OBLIGATION TO, UPDATE SUCH STATEMENTS CONTAINING THE FORWARD-LOOKING INFORMATION. GENERALLY, FORWARD-LOOKING INFORMATION CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “PLANS”, “PROJECTS” OR “PROJECTED”, “EXPECTS” OR “DOES NOT EXPECT”, “IS EXPECTED”, “ESTIMATES”, “FORECASTS”, “SCHEDULED”, “INTENDS”, “ANTICIPATES” OR “DOES NOT ANTICIPATE”, OR “BELIEVES”, OR VARIATIONS OF SUCH WORDS AND PHRASES, OR STATEMENTS THAT CERTAIN ACTIONS, EVENTS OR RESULTS “MAY”, “CAN”, “COULD”, “WOULD”, “MIGHT” OR “WILL BE TAKEN”, “OCCUR” OR “BE ACHIEVED”. STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS WITH RESPECT TO TIMING, BUDGET AND EXPENDITURES FOR CONSTRUCTION ACTIVITIES, THE EXPECTED RESULTS FROM EXPLORATION ACTIVITIES, THE ECONOMIC VIABILITY OF THE DEVELOPMENT OF NEWLY DISCOVERED ORE BODIES, THE ESTIMATION OF MINERAL RESERVES AND RESOURCES, FUTURE PRODUCTION LEVELS, EXPECTATIONS REGARDING MINE PRODUCTION COSTS AND PROJECTED CASH COSTS PER OUNCE, THE ADEQUACY OF CAPITAL OR THE REQUIREMENTS FOR ADDITIONAL CAPITAL, EXPECTATIONS REGARDING FUTURE SILVER PRICES, AND THE COMPANY’S COMMITMENT TO, AND PLANS FOR DEVELOPING, NEWLY DISCOVERED AND EXISTING MINERALIZED STRUCTURES.

STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, LEVEL OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY’S SILVER AND ITS OPERATIONS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY SUCH STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, RISKS RELATED TO TECHNOLOGICAL AND OPERATIONAL NATURE OF THE COMPANY’S BUSINESS, CHANGES IN LOCAL GOVERNMENT LEGISLATION, TAXATION OR THE POLITICAL OR ECONOMIC ENVIRONMENT, THE ACTUAL RESULTS OF CURRENT EXPLORATION ACTIVITIES, CONCLUSIONS OF ECONOMIC EVALUATIONS, CHANGES IN PROJECT PARAMETERS TO DEAL WITH UNANTICIPATED ECONOMIC FACTORS, FUTURE PRICES OF SILVER, GOLD AND BASE METALS, INCREASED COMPETITION IN THE MINING INDUSTRY FOR PROPERTIES, EQUIPMENT, QUALIFIED PERSONNEL, AND THEIR RISING COSTS, UNPREDICTABLE RISKS AND HAZARDS RELATING TO THE OPERATION AND DEVELOPMENT OF OUR MINES OR PROPERTIES, THE SPECULATIVE NATURE OF EXPLORATION AND DEVELOPMENT, FLUCTUATIONS IN THE PRICE FOR NATURAL GAS, FUEL OIL AND OTHER KEY SUPPLIES, AS WELL AS THOSE FACTORS DESCRIBED IN THE SECTION [“RISK RELATED TO THE COMPANY’S BUSINESS”] CONTAINED IN THE COMPANY’S MOST RECENT [FORM 40F/ANNUAL INFORMATION FORM] FILED WITH THE SEC AND CANADIAN PROVINCIAL SECURITIES REGULATORY AUTHORITIES. ALTHOUGH THE COMPANY HAS ATTEMPTED TO IDENTIFY IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN FORWARD-LOOKING STATEMENTS, THERE MAY BE OTHER FACTORS THAT CAUSE RESULTS TO BE MATERIALLY DIFFERENT FROM THOSE ANTICIPATED, DESCRIBED, ESTIMATED, ASSESSED OR INTENDED. THERE CAN BE NO ASSURANCE THAT ANY STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION WILL PROVE TO BE ACCURATE AS ACTUAL RESULTS AND FUTURE EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH STATEMENTS. ACCORDINGLY, READERS SHOULD NOT PLACE UNDUE RELIANCE ON STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION.